Per Share Information	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Per Share Information	Per Share Information
The following table sets forth the computation of basic and diluted net income (loss) per common share:
(In millions, except per share amounts)

For the Years Ended December 31,	2019	2018	2017
Numerator:
Numerator for basic net income (loss) per common share -
Net income (loss) attributable to ATI	$257.6	$222.4	$(91.9)
Effect of dilutive securities:
4.75% Convertible Senior Notes due 2022	12.8	12.9	—
Numerator for diluted net income (loss) per common share -
Net income (loss) attributable to ATI after assumed conversions	$270.4	$235.3	$(91.9)
Denominator:
Denominator for basic net income (loss) per common share—weighted average shares	125.8	125.2	110.1
Effect of dilutive securities:
Share-based compensation	0.8	0.8	—
4.75% Convertible Senior Notes due 2022	19.9	19.9	—
Denominator for diluted net income (loss) per common share—adjusted weighted average shares and assumed conversions	146.5	145.9	110.1
Basic net income (loss) attributable to ATI per common share	$2.05	$1.78	$(0.83)
Diluted net income (loss) attributable to ATI per common share	$1.85	$1.61	$(0.83)

Common stock that would be issuable upon the assumed conversion of the 2022 Convertible Notes and other option equivalents and contingently issuable shares are excluded from the computation of contingently issuable shares, and therefore, from the denominator for diluted earnings per share, if the effect of inclusion would have been anti-dilutive. There were no anti-dilutive shares for 2019 and 2018. There were 20.8 million anti-dilutive shares for 2017.